TRANSAMERICA FUNDS

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Long/Short Strategy

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

* * *

Transamerica Multi-Manager Alternative Strategies Portfolio

The Board of Trustees has approved the liquidation of Transamerica Multi-Manager Alternative Strategies Portfolio (the “fund”) effective on or about April 30, 2020. Effective after market close on or about February 14, 2020, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds without the imposition of any applicable initial sales charge. Redemptions of fund shares will not be subject to a contingent deferred sales charge starting on February 17, 2020. If your shares are held directly with the fund and you are invested in the fund through a tax-advantaged account (such as an IRA) where UMB Bank serves as custodian, and you are a shareholder on the liquidation date, then your liquidation proceeds will be exchanged to the corresponding class of Transamerica Government Money Market.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Multi-Manager Alternative Strategies Portfolio are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

* * *

Transamerica Long/Short Strategy

The Board of Trustees has approved the liquidation of Transamerica Long/Short Strategy (the “fund”) effective on or about April 27, 2020. Effective on or about December 27, 2019, the fund will be closed to new investors; and effective on or about April 20, 2020, the fund will be closed to additional investments from current investors.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Long/Short Strategy are deleted in their entirety from the Prospectus and the Statement of Additional Information.

* * *

Investors Should Retain this Supplement for Future Reference

December 10, 2019